UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2005

AKSYS, LTD.

(Exact name of registrant as specified in its charter)

000-28290

(Commission File Number)

Delaware

36-3890205

(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

Two Marriott Drive

Lincolnshire, Illinois  60069

(Address of principal executive offices, with zip code)

(847) 229-2020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.  Entry into a Material Definitive Agreement

                On March 7, 2005, Aksys, Ltd. (“Aksys” or the “Company”) entered into a one-year consulting arrangement, commencing May 1, 2005, with its current Senior Vice President and Chief Financial Officer, Lawrence D. Damron.  As previously announced, Mr. Damron will resign as Chief Financial Officer, effective March 17, 2005, and as Senior Vice President, effective May 1, 2005.  Pursuant to the consulting arrangement, Mr. Damron will receive a lump sum payment of $55,000 and options to purchase 60,000 shares of Aksys common stock.  Mr. Damron will continue to serve as a member of the Company’s board of directors.

Item 9.01.  Financial Statement and Exhibits.

(c)	Exhibit No.	Document

	99.1	Memorandum regarding consulting from Aksys, Ltd. to Lawrence D. Damron.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2005

AKSYS, LTD.

/s/ Lawrence D. Damron

By:

Lawrence D. Damron

Its:

Senior Vice President and Chief Financial Officer